UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549



                                    FORM 8-K

                                 Current Report

                        Pursuant to Section 13 or 15 (d)

                     of the Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported): May 21, 1997 (May 13, 1997)


                            HOMESTAKE MINING COMPANY
             (Exact name of Registrant as specified in its charter)




      Delaware                     1-8736                  94-2934609
   (State or other             (Commission             (I.R.S. Employer
   jurisdiction of             File Number)            Identification Number)
   incorporation)



           650 California Street, San Francisco, California 94108-2788
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (415) 981-8150
                                                       http://www.homestake.com

Item 5.    Other Events.

           This Form 8-K is submitted to file the document  listed below in Item
7.


Item 7.    Financial Statements and Exhibits.

           (c)    Exhibits.

Exhibit 3.4       Bylaws (as amended through May 13, 1997) of Homestake Mining
                  Company.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




Dated:   May 21, 1997
         ------------

                                             HOMESTAKE MINING COMPANY
                                                   (Registrant)



                                             By:  /s/ David W. Peat
                                                  -----------------
                                                  David W. Peat
                                                  Vice President and Controller